UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08217

Name of Fund: MuniHoldings New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, MuniHoldings New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders

                                        MuniHoldings New York
                                        Insured Fund, Inc.

                                        Semi-Annual Report
                                        February 28, 2005

MuniHoldings New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short- term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of February 28, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 6.86%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                  6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                            + 9.99%          + 6.98%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)        +21.18           +18.68
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 1.26           + 2.43
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 2.40           + 2.96
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)         + 7.53           +11.21
-----------------------------------------------------------------------------------------------

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable -- even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005      3

A Discussion With Your Fund's Portfolio Manager

      We maintained our focus on enhancing the Fund's yield and continued to provide our shareholders with an above-average dividend distribution throughout the six-month period.

Describe the recent market environment relative to municipal bonds.

Despite broadly positive economic conditions, long-term bond yields declined during the past six months as bond prices, which move opposite yields, generally rose. Gross domestic product (GDP) grew at a rate of 4.4% in 2004, well ahead of 2003's annual rate of 3%. The improving economic activity was largely offset by inflationary trends remaining in the 1.5% -2% range. Also helping to boost bond prices was strong currency-related demand for long-term U.S. Treasury issues on the part of many foreign governments.

Over the past six months, long-term U.S. Treasury bond yields declined 21 basis points (.21%) to 4.72% at February 28, 2005. At the same time, the Federal Reserve Board (the Fed) continued to raise short-term interest rates, moving its federal funds target rate recently to 2.75%. The Fed's series of interest rate hikes, and the expectation for a continuation of the monetary tightening program, pressured shorter-maturity bond yields higher throughout the period. The yield on the 10-year Treasury note increased 26 basis points to 4.36% at period-end.

In the municipal bond market, the yield on A-rated revenue bonds maturing in 30 years declined 16 basis points to 4.93% at the end of February, according to the Bond Buyer Revenue Bond Index. AAA-rated issues maturing in 30 years, as reported by Municipal Market Data, declined 19 basis points to 4.51%. Conversely, shorter-maturity municipal bond yields increased. Yields on AAA-rated tax-exempt bonds maturing in 10 years increased 15 basis points to 3.65% at period-end.

Investor demand for municipal bonds was solid throughout the period and increased in the latter months. The most current statistics from the Investment Company Institute indicate that long-term municipal bond funds saw net new cash flows of $870 million in January 2005, a sharp contrast to the $224 million in net cash outflows in January 2004.

Describe conditions in the State of New York.

The State of New York maintains credit ratings of A1, AA and AA- from Moody's, Standard and Poor's (S&P) and Fitch, respectively. Moody's assigns a positive outlook to the state's rating, reflecting an upgrade in November, while Fitch and S&P carry stable outlooks. The state economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipt estimates for fiscal year 2005 (ending March 31, 2005) show a 14% increase from the prior year. Fiscal year 2005 is expected to produce a $170 million operating surplus.

The Executive Budget forecasts a more moderate 5.4% increase in tax receipts for fiscal year 2006. Due in large part to this revenue growth, the projected budget deficit for fiscal year 2006 has dropped from $6 billion to about $4 billion. However, this does not factor in a lawsuit recently won by the Campaign for Fiscal Equity that could add up to $2 billion in annual state education spending. Crafting a balanced budget will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending.

The economy produced good job growth in 2004, with total non-farm labor increasing .5% from the prior year. This was the first annual gain since 2000. New York ranks fifth-highest among all states in per capita income. Modest income growth during 2005 would boost personal income tax receipts, roughly 38% of general fund receipts.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2005, the Common Stock of MuniHoldings New York Insured Fund, Inc. had net annualized yields of 6.16% and 6.60%, based on a period-end per share net asset value of $15.51 and a per share market price of $14.48, respectively, and $.474 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.06%, based on a change in per share net asset value from $15.41 to $15.51, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, fell just short of the +4.16% average return of its comparable Lipper category of New York Insured Municipal Debt Funds for the six-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) This is primarily attributed to our shorter-than-average portfolio duration, a strategy we


4       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005
employed to lower portfolio volatility and protect the Fund's net asset value in what we expected to be a rising interest rate environment. However, long-term interest rates declined modestly, costing the Fund some capital appreciation as bond prices correspondingly rose.

The decline in long-term interest rates as short-term interest rates increased also resulted in a flattening of the yield curve. We had been capitalizing on the curve flattening trade and moving into longer-dated securities as opportunities presented themselves. However, given the market's low absolute yields and a lack of significant issuance on the long end, we were not able to effect this trade as much as we would have liked, as we were reluctant to give up bonds booked at higher yields in order to move further out. Despite the declining market yields, the Fund was able to maintain an above-average monthly distribution rate throughout the period, while some of our competitors were forced to cut their dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We maintained our focus on protecting the Fund's net asset value and providing shareholders with above-average income. To that end, we held onto bonds booked into the portfolio at attractive yields and remained essentially fully invested throughout the period. Whenever possible, we took opportunities to move further out on the curve in an effort to pick up additional yield.

After several months of modest supply, New York municipal issuance increased in the final two months of the period. In February, new supply increased 15.6% versus February 2004. For the month, two of the largest transactions nationwide were in New York. The Fund has been able to benefit from the restructuring opportunities presented by the growing new-issue calendar, allowing us to diversify the portfolio and swap into bonds offering more attractive rates.

For the six-month period ended February 28, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 1.28%; Series B, 1.17%; Series C, 1.42%; Series D, 1.41%; and Series E, 1.23%. Continued short-term interest rate increases by the Fed have modestly increased the Fund's borrowing costs throughout the past six months. Although the Fed remains committed to tightening short-term interest rates, the Fund's borrowing costs remain quite low on a historical basis and the leveraging of the Preferred Stock has continued to generate a material income benefit to the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 39.60% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

The Fed has given no indication that it is ready to slow down its "measured" monetary tightening program, nor has the economy offered any indication that it has been affected by the higher short-term interest rates. In fact, in reference to the yield curve flattening trend, Fed Chairman Alan Greenspan has admitted, "the broadly unanticipated behavior of world bond markets remains a conundrum." Under these circumstances, we continue to believe that the risk/reward tradeoff favors a slightly shorter duration.

Having said that, we still perceive value in the yield levels provided by longer-maturity New York securities. We continue our efforts to diversify the portfolio, which we believe will allow us more flexibility to capitalize on the rapidly changing market and the dislocations caused by the various market participants.

Timothy T. Browse, CFA
Vice President and Portfolio Manager

March 9, 2005


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005      5

Schedule of Investments                                           (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
New York--150.3%
-----------------------------------------------------------------------------------------------------------------------------------
                                      Albany County, New York, Airport Authority, Airport Revenue Bonds, AMT (d):
                          $ 1,500          5.375% due 12/15/2017                                                          $   1,596
                            1,500          5.50% due 12/15/2019                                                               1,603
                            5,200          6% due 12/15/2023                                                                  5,668
                          ---------------------------------------------------------------------------------------------------------
                            3,375     Albany, New York, IDA, Civic Facility Revenue Bonds (The University Heights
                                      Association--Albany Law School), Series A, 6.75% due 12/01/2029 (l)                     3,872
                          ---------------------------------------------------------------------------------------------------------
                            1,000     Albany, New York, Municipal Water Finance Authority, Water and Sewer System
                                      Revenue Refunding Bonds, Series A, 6.375% due 12/01/2009 (b)(f)                         1,159
                          ---------------------------------------------------------------------------------------------------------
                                      Buffalo, New York, GO, Series D (d):
                            1,000          6% due 12/01/2009 (f)                                                              1,143
                            1,000          6% due 12/01/2013                                                                  1,135
                          ---------------------------------------------------------------------------------------------------------
                            1,025     Erie County, New York, GO, Public Improvement, Series A, 5.75% due 10/01/2013 (b)       1,148
                          ---------------------------------------------------------------------------------------------------------
                                      Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo
                                      Project) (d):
                            2,500          5.75% due 5/01/2019                                                                2,841
                            5,150          5.75% due 5/01/2024                                                                5,725
                          ---------------------------------------------------------------------------------------------------------
                                      Long Island Power Authority, New York, Electric System Revenue Bonds,
                                      Series A (a):
                            3,000          5% due 9/01/2029                                                                   3,134
                            5,000          5% due 9/01/2034                                                                   5,196
                          ---------------------------------------------------------------------------------------------------------
                            2,400     Madison County, New York, IDA, Civic Facility Revenue Bonds (Colgate University
                                      Project), Series A, 5% due 7/01/2039 (e)                                                2,482
                          ---------------------------------------------------------------------------------------------------------
                            6,600     Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                                      Bonds (Grand Central Terminal), Series 1, 5.70% due 7/01/2005 (d)(f)                    6,745
                          ---------------------------------------------------------------------------------------------------------
                                      Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                                      Refunding Bonds, Series D (e):
                              460          5.125% due 1/01/2012 (f)                                                             510
                              540          5.125% due 7/01/2022 (i)                                                             566
                          ---------------------------------------------------------------------------------------------------------
                            7,280     Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue
                                      Bonds, Series A, 5% due 11/15/2031 (b)                                                  7,501
                          ---------------------------------------------------------------------------------------------------------
                            7,500     Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue
                                      Refunding Bonds, Series A, 5.50% due 11/15/2026 (d)                                     8,321
                          ---------------------------------------------------------------------------------------------------------
                                      Metropolitan Transportation Authority, New York, Revenue Bonds, Series A:
                            2,500          4.50% due 11/15/2034 (a)                                                           2,440
                            2,150          4.50% due 11/15/2035 (e)                                                           2,098
                          ---------------------------------------------------------------------------------------------------------
                                      Metropolitan Transportation Authority, New York, Revenue Refunding Bonds:
                            3,000          RIB, Series 724X, 9.39% due 11/15/2032 (d)(g)                                      3,788
                            2,500          Series A, 5.50% due 11/15/2018 (a)                                                 2,812
                            2,500          Series A, 5.25% due 11/15/2031 (b)                                                 2,660
                           29,000          Series A, 5.75% due 11/15/2032 (d)                                                32,809
                            1,500          Series B, 5% due 11/15/2028 (e)                                                    1,563
                          ---------------------------------------------------------------------------------------------------------
                                      Metropolitan Transportation Authority, New York, Service Contract Revenue
                                      Refunding Bonds, Series A (b):
                            3,500          5% due 7/01/2021                                                                   3,730
                            2,000          5% due 7/01/2025                                                                   2,100
                          ---------------------------------------------------------------------------------------------------------
                                      Metropolitan Transportation Authority, New York, Transit Facilities Revenue
                                      Bonds (f):
                            1,215          Series C, 4.75% due 1/01/2012 (d)                                                  1,317
                            2,535          Series C, 4.75% due 7/01/2012 (d)                                                  2,754
                            1,000          Series C-1, 5.50% due 7/01/2008 (e)                                                1,093
                          ---------------------------------------------------------------------------------------------------------
                            2,500     Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
                                      Series A, 5% due 11/15/2032 (b)                                                         2,593

Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


6       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005

Schedule of Investments (continued)                               (in Thousands)

                           Face
                          Amount      Municipal Bonds                                                                       Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 6,300     Metropolitan Transportation Authority, New York, Transportation Revenue Refunding
                                      Bonds, Series F, 5.25% due 11/15/2027 (e)                                           $   6,762
                          ---------------------------------------------------------------------------------------------------------
                            2,385     Monroe Woodbury, New York, Central School District, GO, 5.625% due 5/15/2023 (e)        2,522
                          ---------------------------------------------------------------------------------------------------------
                            1,410     Montgomery County, New York, IDA, Lease Revenue Bonds (Hamilton Fulton Montgomery
                                      Board of Cooperative Educational Services Project), Series A, 5%
                                      due 7/01/2034 (k)                                                                       1,457
                          ---------------------------------------------------------------------------------------------------------
                                      Nassau County, New York, Interim Finance Authority, Sales Tax Secured Revenue
                                      Refunding Bonds, Series A-2 (a):
                            5,545          5.375% due 11/15/2006 (f)                                                          5,866
                              460          5.375% due 11/15/2013                                                                486
                              135          5.375% due 11/15/2014                                                                143
                          ---------------------------------------------------------------------------------------------------------
                            5,210     Nassau Health Care Corporation, New York, Health System Revenue Bonds, 5.75%
                                      due 8/01/2009 (d)(f)(n)                                                                 5,909
                          ---------------------------------------------------------------------------------------------------------
                              705     New York City, New York, City Health and Hospital Corporation, Health System
                                      Revenue Bonds, Series A, 5.375% due 2/15/2026                                             734
                          ---------------------------------------------------------------------------------------------------------
                                      New York City, New York, City Health and Hospital Corporation, Health System
                                      Revenue Refunding Bonds, Series A:
                            3,000          5.25% due 2/15/2012 (a)                                                            3,304
                            2,000          5.25% due 2/15/2017 (e)                                                            2,168
                          ---------------------------------------------------------------------------------------------------------
                            2,340     New York City, New York, City Housing Development Corporation, M/F Housing
                                      Revenue Bonds, AMT, Series H-2, 5.125% due 11/01/2034                                   2,345
                          ---------------------------------------------------------------------------------------------------------
                              885     New York City, New York, City IDA, Civic Facility Revenue Bonds (Anti-Defamation
                                      League Foundation), Series A, 5.50% due 6/01/2022 (e)                                     947
                          ---------------------------------------------------------------------------------------------------------
                            1,200     New York City, New York, City IDA, Civic Facility Revenue Refunding Bonds
                                      (Nightingale-Bamford School), 5.25% due 1/15/2017 (a)                                   1,312
                          ---------------------------------------------------------------------------------------------------------
                           16,125     New York City, New York, City IDA, IDR (Japan Airlines Company), AMT, 6%
                                      due 11/01/2015 (d)                                                                     16,762
                          ---------------------------------------------------------------------------------------------------------
                            7,965     New York City, New York, City IDA, Parking Facility Revenue Bonds (Royal
                                      Charter--New York Presbyterian), 5.75% due 12/15/2029 (d)                               9,029
                          ---------------------------------------------------------------------------------------------------------
                            5,000     New York City, New York, City IDA, Special Facilities Revenue Bonds (Terminal One
                                      Group), AMT, 6.125% due 1/01/2024 (e)                                                   5,076
                          ---------------------------------------------------------------------------------------------------------
                              500     New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                                      System Crossover Revenue Refunding Bonds, Series F, 5% due 6/15/2029 (d)                  516
                          ---------------------------------------------------------------------------------------------------------
                                      New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                                      System Revenue Bonds:
                           11,500          RIB, Series 726X, 9.39% due 6/15/2027 (e)(g)                                      14,235
                            2,850          Series A, 5.75% due 6/15/2031 (b)                                                  3,147
                            3,970          Series B, 5.75% due 6/15/2006 (e)(f)                                               4,175
                           11,000          Series B, 5.75% due 6/15/2007 (e)(f)                                              11,877
                          ---------------------------------------------------------------------------------------------------------
                                      New York City, New York, City Municipal Water Finance Authority, Water and Sewer
                                      System Revenue Refunding Bonds:
                            4,250          Series A, 5.50% due 6/15/2005 (b)(f)                                               4,292
                            6,800          Series A, 5.50% due 6/15/2005 (e)(f)                                               6,867
                            2,250          Series A, 5.375% due 6/15/2026 (d)                                                 2,336
                            1,250          Series A, 5.125% due 6/15/2034 (e)                                                 1,301
                            7,380          Series B, 5.75% due 6/15/2006 (e)(f)                                               7,762
                              325          VRDN, Series G, 1.71% due 6/15/2024 (b)(h)                                           325
                          ---------------------------------------------------------------------------------------------------------
                                      New York City, New York, City Transitional Finance Authority, Future Tax Secured
                                      Revenue Bonds:
                            6,405          Series B, 6.25% due 11/15/2018 (b)                                                 7,374
                            3,170          Series C, 5.50% due 5/01/2025                                                      3,424
                           16,200          Series C, 5% due 2/01/2033 (b)                                                    16,802
                            2,500          Series E, 5.25% due 2/01/2022 (e)                                                  2,711
                          ---------------------------------------------------------------------------------------------------------
                                      New York City, New York, City Transitional Finance Authority Revenue Bonds,
                                      Series B (e)(f):
                            1,145          5.50% due 2/01/2012                                                                1,277
                              805          5.50% due 2/01/2013                                                                  900
                          ---------------------------------------------------------------------------------------------------------
                            1,000     New York City, New York, City Transitional Finance Authority, Revenue Refunding
                                      Bonds, Series A, 5% due 11/15/2026 (b)                                                  1,044
                          ---------------------------------------------------------------------------------------------------------


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005      7

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                      New York City, New York, GO:
                          $ 4,750          RIB, Series 725X, 9.39% due 3/15/2027 (d)(g)                                   $   5,917
                            4,500          Series B, 5.75% due 8/01/2013 (e)                                                  5,089
                            3,750          Series D, 5.25% due 10/15/2023                                                     3,985
                            5,000          Series D, 5% due 11/01/2034                                                        5,166
                            2,500          Series E, 5% due 11/01/2016 (d)                                                    2,722
                              925          Series I, 6.25% due 4/15/2007 (e)(f)                                               1,004
                              925          Series I, 6.25% due 4/15/2027 (e)                                                    997
                            8,000          Series J, 5% due 5/15/2023                                                         8,354
                            6,000          Series J, 5% due 3/01/2030                                                         6,205
                            1,150          Sub-Series C-1, 5.25% due 8/15/2026                                                1,235
                          ---------------------------------------------------------------------------------------------------------
                                      New York City, New York, GO, Refunding:
                              880          Series A, 6.375% due 5/15/2010 (b)(f)                                              1,027
                              120          Series A, 6.375% due 5/15/2013 (b)                                                   139
                            3,700          Series A, 6.25% due 5/15/2026 (d)                                                  4,243
                            2,355          Series G, 5.75% due 2/01/2006 (f)                                                  2,462
                            2,000          Series G, 5% due 12/01/2020                                                        2,107
                            1,295          Series G, 5.75% due 2/01/2020                                                      1,346
                            1,200          Series G, 5% due 12/01/2033                                                        1,240
                          ---------------------------------------------------------------------------------------------------------
                                      New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds,
                                      Series A (a):
                            2,500          5.25% due 10/15/2027                                                               2,704
                           10,750          5% due 10/15/2032                                                                 11,217
                            1,745          4.50% due 10/15/2033                                                               1,709
                          ---------------------------------------------------------------------------------------------------------
                                      New York City, New York, Trust for Cultural Resources Revenue Refunding Bonds
                                      (American Museum of Natural History), Series A (e):
                            4,250          5% due 7/01/2036                                                                   4,434
                            6,000          5% due 7/01/2044                                                                   6,178
                          ---------------------------------------------------------------------------------------------------------
                            2,300     New York State Dormitory Authority, Hospital Revenue Bonds (New York Methodist
                                      Hospital), Series A, 6.05% due 8/01/2006 (a)(c)(f)                                      2,458
                          ---------------------------------------------------------------------------------------------------------
                                      New York State Dormitory Authority, Hospital Revenue Refunding Bonds:
                            1,000          (New York Presbyterian Hospital), 5.50% due 8/01/2011 (a)(c)                       1,114
                            2,300          (New York Presbyterian Hospital), Series A, 5.25% due 8/15/2019 (d)                2,513
                            2,000          (North General Hospital), 5.75% due 2/15/2017 (k)                                  2,245
                          ---------------------------------------------------------------------------------------------------------
                                      New York State Dormitory Authority, Lease Revenue Bonds:
                            1,535          (Municipal Health Facilities Improvement Program), Series 1, 5.50%
                                           due 1/15/2014 (d)                                                                  1,710
                              645          (Office Facilities Audit and Control), 5.50% due 4/01/2023 (e)                       703
                          ---------------------------------------------------------------------------------------------------------
                            1,230     New York State Dormitory Authority, Mental Health Facilities Revenue Bonds,
                                      Series B, 5.25% due 2/15/2017 (e)                                                       1,352
                          ---------------------------------------------------------------------------------------------------------
                                      New York State Dormitory Authority Revenue Bonds:
                            1,340          (853 Schools Program), Issue 2, Series E, 5.75% due 7/01/2019 (a)                  1,494
                            1,200          (Cooper Union of Advance Science), 6.25% due 7/01/2029 (e)                         1,357
                            2,058          (Gustavus Adolphus Childrens School), Series B, 5.50% due 7/01/2018 (a)            2,269
                            6,750          (Interfaith Medical Center), Series D, 5.40% due 2/15/2028 (e)                     7,207
                            1,585          (Long Island University), Series B, 5.50% due 9/01/2020 (l)                        1,724
                            1,250          (Long Island University), Series B, 5.25% due 9/01/2028 (l)                        1,322
                            1,835          (Mental Health Services Facilities Improvement), Series B, 5.25%
                                           due 2/15/2023                                                                      1,965
                            1,100          (Mental Health Services Facilities Improvement), Series D, 5.875%
                                           due 2/15/2015 (d)                                                                  1,229
                            1,180          (New York State Rehabilitation Association), Series A, 5.25%
                                           due 7/01/2019 (j)                                                                  1,276
                            1,000          (New York State Rehabilitation Association), Series A, 5.125%
                                           due 7/01/2023 (j)                                                                  1,057
                            1,845          (Pace University), 6% due 7/01/2019 (e)                                            2,107
                            3,500          (Pace University), 6% due 7/01/2029 (e)                                            3,961
                            2,150          (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)                              2,287
                            1,240          (School Districts Financing Program), Series D, 5% due 10/01/2030 (e)              1,283
                            6,900          (School Districts Financing Program), Series E, 5.75% due 10/01/2030 (e)           7,804
                            1,400          (State University Educational Facilities), Series B, 5.75%
                                           due 5/15/2010 (d)(f)                                                               1,592
                            1,595          (Upstate Community Colleges), Series A, 6% due 7/01/2010 (d)(f)                    1,823


8       MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                      New York State Dormitory Authority, Revenue Refunding Bonds:
                          $ 3,700          (Bronx-Lebanon Hospital Center), Series E, 5.20% due 2/15/2013 (e)             $   3,964
                            1,865          (City University System), Series 1, 5.25% due 7/14/2014 (b)                        2,017
                            3,400          (Saint Charles Hospital and Rehabilitation Center), Series A, 5.625%
                                           due 7/01/2012 (e)                                                                  3,701
                            1,370          (School District Financing Program), Series I, 5.75% due 10/01/2018 (e)            1,566
                            4,550          Series B, 5.50% due 2/15/2007 (e)(f)                                               4,856
                          ---------------------------------------------------------------------------------------------------------
                                      New York State Dormitory Authority, State Personal Income Tax Education Revenue
                                      Bonds, Series A:
                            6,700          5% due 3/15/2013 (e)(f)                                                            7,406
                              370          4.25% due 3/15/2030 (a)                                                              350
                            1,000          4.50% due 3/15/2034 (e)                                                              979
                          ---------------------------------------------------------------------------------------------------------
                            6,500     New York State Dormitory Authority, State University Educational Facilities
                                      Revenue Refunding Bonds (1989 Resources), 6% due 5/15/2012 (e)                          7,423
                          ---------------------------------------------------------------------------------------------------------
                                      New York State Energy Research and Development Authority, Facilities Revenue
                                      Refunding Bonds (Consolidated Edison Co. of New York), Series A:
                           12,505          6.10% due 8/15/2020 (a)                                                           12,904
                            3,500          6.10% due 8/15/2020 (e)                                                            3,611
                          ---------------------------------------------------------------------------------------------------------
                            6,000     New York State Energy Research and Development Authority, PCR, Refunding (Central
                                      Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)                             6,509
                          ---------------------------------------------------------------------------------------------------------
                            4,000     New York State Environmental Facilities Corporation, State Clean Water and
                                      Drinking Water Revolving Funds Revenue Bonds (Pooled Financing Program), Series A,
                                      4.50% due 11/15/2034                                                                    3,916
                          ---------------------------------------------------------------------------------------------------------
                            4,400     New York State Environmental Facilities Corporation, Water Facilities Revenue
                                      Refunding Bonds (Spring Valley Water Company), Series B, 6.15% due 8/01/2024 (a)        4,502
                          ---------------------------------------------------------------------------------------------------------
                                      New York State, HFA, Revenue Refunding Bonds:
                            2,000          (Fulton Manor), Series A, 6.10% due 11/15/2025 (a)(c)                              2,075
                            1,560          (Housing Mortgage Project), Series A, 6.10% due 11/01/2015 (d)                     1,629
                            2,035          (Nursing Home and Health Care Project), Series A, 4.60% due 11/01/2006 (e)         2,100
                          ---------------------------------------------------------------------------------------------------------
                              750     New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds
                                      (Economic Development and Housing), Series A, 5% due 9/15/2023 (e)                        792
                          ---------------------------------------------------------------------------------------------------------
                            5,000     New York State Local Government Assistance Corporation, Revenue Refunding Bonds,
                                      Sub-Lien, VRDN, Series 3V, 1.82% due 4/01/2024 (b)(h)                                   5,000
                          ---------------------------------------------------------------------------------------------------------
                            6,800     New York State Medical Care Facilities, Mortgage Finance Agency Revenue Bonds
                                      (Montefiore Medical Center), Series A, 5.75% due 2/15/2025 (a)(c)                       6,953
                          ---------------------------------------------------------------------------------------------------------
                            2,805     New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT, Series 84,
                                      5.90% due 4/01/2022 (e)                                                                 2,944
                          ---------------------------------------------------------------------------------------------------------
                                      New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds:
                            2,140          AMT, Series 67, 5.70% due 10/01/2017 (e)                                           2,206
                           13,425          AMT, Series 67, 5.80% due 10/01/2028 (e)                                          13,832
                            1,000          Series 61, 5.80% due 10/01/2017                                                    1,028
                            2,100          Series 83, 5.55% due 10/01/2027 (e)                                                2,177
                          ---------------------------------------------------------------------------------------------------------
                                      New York State Mortgage Agency Revenue Bonds, AMT, Series 27:
                            3,500          5.80% due 10/01/2020                                                               3,674
                            5,700          5.875% due 4/01/2030 (e)                                                           6,008
                          ---------------------------------------------------------------------------------------------------------
                            1,530     New York State Mortgage Agency, Revenue Refunding Bonds, AMT, Series 82, 5.65%
                                      due 4/01/2030 (e)                                                                       1,588
                          ---------------------------------------------------------------------------------------------------------


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005      9

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
New York (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                      New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds,
                                      Series C:
                          $ 2,000          5.25% due 6/01/2019                                                            $   2,165
                            3,900          5.25% due 6/01/2020                                                                4,211
                            2,250          5.25% due 6/01/2021                                                                2,421
                          ---------------------------------------------------------------------------------------------------------
                                      New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds,
                                      Series B-1 (b):
                            5,000          5.75% due 4/01/2013                                                                5,635
                            3,000          5.75% due 4/01/2014                                                                3,381
                          ---------------------------------------------------------------------------------------------------------
                            3,095     New York State Thruway Authority, Local Highway and Bridge Service Contract
                                      Revenue Refunding Bonds, 6% due 4/01/2012 (e)                                           3,366
                          ---------------------------------------------------------------------------------------------------------
                            3,045     New York State Thruway Authority, Second General Highway and Bridge Trust Fund
                                      Revenue Bonds, Series A, 5.25% due 4/01/2023 (e)                                        3,306
                          ---------------------------------------------------------------------------------------------------------
                            1,400     New York State Thruway, Transportation Authority, State Personal Income Tax
                                      Revenue Bonds, Series A, 5% due 3/15/2020 (e)                                           1,495
                          ---------------------------------------------------------------------------------------------------------
                            3,000     New York State Urban Development Corporation, Personal Income Tax Revenue Bonds,
                                      Series C-1, 5% due 3/15/2013 (e)(f)                                                     3,316
                          ---------------------------------------------------------------------------------------------------------
                            1,095     Niagara Falls, New York, Public Water Authority, Water and Sewer System Revenue
                                      Bonds, Series A, 5.50% due 7/15/2026 (e)                                                1,133
                          ---------------------------------------------------------------------------------------------------------
                            1,700     Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk Valley),
                                      Series A, 5.20% due 2/01/2013 (d)                                                       1,828
                          ---------------------------------------------------------------------------------------------------------
                            1,800     Oneida-Herkimer, New York, Solid Waste Management Authority, Solid Waste Revenue
                                      Refunding Bonds, 5.50% due 4/01/2013 (d)                                                2,015
                          ---------------------------------------------------------------------------------------------------------
                            2,500     Port Authority of New York and New Jersey, Consolidated Revenue Bonds, AMT, 137th
                                      Series, 5.125% due 7/15/2030 (d)                                                        2,625
                          ---------------------------------------------------------------------------------------------------------
                            6,000     Port Authority of New York and New Jersey, Revenue Refunding Bonds, DRIVERS, AMT,
                                      Series 177, 9.82% due 10/15/2032 (e)(g)                                                 6,948
                          ---------------------------------------------------------------------------------------------------------
                           13,365     Port Authority of New York and New Jersey, Special Obligation Revenue Bonds,
                                      DRIVERS AMT, Series 278, 9.318% due 12/01/2022 (e)(g)                                  15,528
                          ---------------------------------------------------------------------------------------------------------
                                      Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                                      (JFK International Air Terminal LLC), Series 6, AMT (e):
                            3,000          6.25% due 12/01/2011                                                               3,418
                            7,830          6.25% due 12/01/2015                                                               9,054
                            7,000          5.90% due 12/01/2017                                                               7,606
                          ---------------------------------------------------------------------------------------------------------
                            2,340     Rome, New York, City School District, GO, 5.50% due 6/15/2017 (d)                       2,587
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Schenectady, New York, IDA, Civic Facility Revenue Bonds (Union College Project),
                                      Series A, 5.45% due 12/01/2029 (a)                                                      5,458
                          ---------------------------------------------------------------------------------------------------------
                            3,000     Schenectady, New York, IDA, Civic Facility Revenue Refunding Bonds (Union College
                                      Project), Series A, 5.625% due 7/01/2031 (a)                                            3,334
                          ---------------------------------------------------------------------------------------------------------
                            4,355     Suffolk County, New York, IDA, IDR (Keyspan--Port Jefferson), AMT, 5.25%
                                      due 6/01/2027                                                                           4,510
                          ---------------------------------------------------------------------------------------------------------
                                      Suffolk County, New York, IDA, Solid Waste Disposal Facility, Revenue Refunding
                                      Bonds (Ogden Martin System Huntington Project), AMT (a):
                            4,660          6% due 10/01/2010                                                                  5,272
                            5,000          6.15% due 10/01/2011                                                               5,745
                            3,530          6.25% due 10/01/2012                                                               4,108
                          ---------------------------------------------------------------------------------------------------------
                                      Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                            5,000          Series A-1, 5.25% due 6/01/2020 (a)                                                5,414
                           20,275          Series A-1, 5.25% due 6/01/2021 (a)                                               21,864
                            2,000          Series A-1, 5.25% due 6/01/2022 (a)                                                2,149
                            3,700          Series C-1, 5.50% due 6/01/2021                                                    4,079
                          ---------------------------------------------------------------------------------------------------------


10      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
New York (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 2,500     Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
                                      Refunding Bonds, Series A, 5% due 1/01/2032 (e)                                     $   2,576
                          ---------------------------------------------------------------------------------------------------------
                                      Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds (e):
                           12,000          5.25% due 11/15/2023                                                              13,066
                            8,315          5% due 11/15/2032                                                                  8,594
                            1,500          Series B, 5% due 11/15/2032                                                        1,550
                          ---------------------------------------------------------------------------------------------------------
                                      Triborough Bridge and Tunnel Authority, New York, Subordinate Revenue Bonds:
                            2,465          5% due 11/15/2028 (a)                                                              2,569
                            6,000          Series A, 5.25% due 11/15/2030 (e)                                                 6,410
                          ---------------------------------------------------------------------------------------------------------
                            2,000     United Nations Development Corporation, New York, Revenue Refunding Bonds, Senior
                                      Lien, Series A, 5.25% due 7/01/2020                                                     2,090
                          ---------------------------------------------------------------------------------------------------------
                              680     Warren & Washington Counties, New York, IDA, Civic Facility Revenue Bonds (Glens
                                      Falls Hospital Project), Series A, 5% due 12/01/2035 (d)                                  702
                          ---------------------------------------------------------------------------------------------------------
                            7,000     Westchester County, New York, IDA, Civic Facility Revenue Bonds (Purchase College
                                      Foundation Housing Project), Series A, 5.75% due 12/01/2031 (a)                         7,915
                          ---------------------------------------------------------------------------------------------------------
                            1,795     Yonkers, New York, GO, Series A, 5.75% due 10/01/2015 (b)                               2,035
                          ---------------------------------------------------------------------------------------------------------

===================================================================================================================================
Puerto Rico--13.4%
-----------------------------------------------------------------------------------------------------------------------------------
                                      Puerto Rico Commonwealth, GO, Refunding, Series A:
                            9,395          4% due 7/01/2031 (b)                                                               9,623
                            2,500          5% due 7/01/2031 (d)                                                               2,726
                          ---------------------------------------------------------------------------------------------------------
                                      Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                                      Revenue Bonds:
                            4,800          5.25% due 7/01/2017 (b)                                                            5,311
                            1,250          Trust Receipts, Class R, Series B, 9.583% due 7/01/2035 (e)(g)                     1,578
                          ---------------------------------------------------------------------------------------------------------
                           15,495     Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                                      Revenue Refunding Bonds, Series D, 5.75% due 7/01/2041                                 17,393
                          ---------------------------------------------------------------------------------------------------------
                                      Puerto Rico Commonwealth, Public Improvement, GO, Series A:
                            4,600          5.25% due 7/01/2019                                                                4,977
                            7,475          5.25% due 7/01/2020                                                                8,066
                          ---------------------------------------------------------------------------------------------------------
                            4,750     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series NN, 5.125%
                                      due 7/01/2029                                                                           4,971
                          ---------------------------------------------------------------------------------------------------------
                            3,000     Puerto Rico Public Buildings Authority, Government Facilities Revenue Refunding
                                      Bonds, Series J, 5% due 7/01/2036 (a)                                                   3,271
                          ---------------------------------------------------------------------------------------------------------
                            5,600     Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS, Series 272, 9.208%
                                      due 8/01/2030 (g)                                                                       6,254
                          ---------------------------------------------------------------------------------------------------------

===================================================================================================================================
Guam--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
                                      A.B. Won Guam International Airport Authority, General Revenue Refunding Bonds,
                                      AMT, Series C (e):
                            3,700          5.25% due 10/01/2021                                                               3,962
                            1,050          5.25% due 10/01/2022                                                               1,124
                          ---------------------------------------------------------------------------------------------------------
                                      Total Municipal Bonds (Cost--$747,725)--164.8%                                        787,065
                          =========================================================================================================


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005     11

Schedule of Investments (concluded)                               (in Thousands)

                           Shares
                             Held     Short-Term Securities                                                                 Value
                          =========================================================================================================
                            4,229     CMA New York Municipal Money Fund (m)                                               $   4,229
                          ---------------------------------------------------------------------------------------------------------
                                      Total Short-Term Securities (Cost--$4,229)--0.9%                                        4,229
                          =========================================================================================================
                          Total Investments (Cost--$751,954*)--165.7%                                                       791,294

                          Liabilities in Excess of Other Assets--(0.1%)                                                        (760)

                          Preferred Stock, at Redemption Value--(65.6%)                                                    (313,036)
                                                                                                                          ---------
                          Net Assets Applicable to Common Stock--100.0%                                                   $ 477,498
                                                                                                                          =========

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

                                                                 (in Thousands)
      -------------------------------------------------------------------------
      Aggregate cost ............................................      $751,856
                                                                       ========
      Gross unrealized appreciation .............................      $ 40,014
      Gross unrealized depreciation .............................          (576)
                                                                       --------
      Net unrealized appreciation ...............................      $ 39,438
                                                                       ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Escrowed to maturity.
(j)   CIFG Insured.
(k)   XL Capital Insured.
(l)   Radian Insured.
(m) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                             Activity     Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                       4,201          $5
      --------------------------------------------------------------------------

(n) All, or a portion of security, held as collateral in connection with open financial futures contracts. Forward interest rate swaps outstanding as of February 28, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate of 3.6525%

      Broker, Morgan Stanley Capital Services, Inc.
       Expires March 2015                                 $78,000           $156
      --------------------------------------------------------------------------

      Financial futures contracts sold as of February 28, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                        Expiration        Face        Unrealized
      Contracts         Issue             Date           Value      Appreciation
      --------------------------------------------------------------------------
         505         Ten-Year U.S.        March
                     Treasury Bond         2005         $56,192            $200
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005

Statement of Net Assets

As of February 28, 2004
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$747,725,146) ........................                      $ 787,064,868
                       Investments in affiliated securities, at value
                        (identified cost--$4,229,477) ..........................                          4,229,477
                       Cash ....................................................                          2,621,581
                       Unrealized appreciation on forward interest rate swaps ..                            156,312
                       Receivables:
                          Interest .............................................    $   9,976,497
                          Securities sold ......................................        3,814,324
                          Variation margin .....................................          268,281
                          Dividends from affiliates ............................              180        14,059,282
                                                                                    -------------
                       Prepaid expenses and other assets .......................                             14,546
                                                                                                      -------------
                       Total assets ............................................                        808,146,066
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .................................       17,083,788
                          Investment adviser ...................................          245,126
                          Dividends to Common Stock shareholders ...............          191,142
                          Other affiliates .....................................            7,015        17,527,071
                                                                                    -------------
                       Accrued expenses ........................................                             85,217
                                                                                                      -------------
                       Total liabilities .......................................                         17,612,288
                                                                                                      -------------
===================================================================================================================
Preferred Stock
-------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per
                        share (1,900 Series A Shares, 1,900 Series B Shares,
                        3,040 Series C Shares, 3,680 Series D Shares and 2,000
                        Series E Shares of AMPS* authorized, issued and
                        outstanding at $25,000 per share liquidation preference)                        313,036,025
                                                                                                      -------------
===================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ...................                      $ 477,497,753
                                                                                                      =============
===================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (30,784,615 shares
                        issued and outstanding) ................................                      $   3,078,462
                       Paid-in capital in excess of par ........................                        474,902,115
                       Undistributed investment income--net ....................    $   6,572,261
                       Accumulated realized capital losses--net ................      (46,751,414)
                       Unrealized appreciation--net ............................       39,696,329
                                                                                    -------------
                       Total accumulated losses--net ...........................                           (482,824)
                                                                                                      -------------
                       Total--Equivalent to $15.51 net asset value per share of
                        Common Stock (market price--$14.48) ....................                      $ 477,497,753
                                                                                                      =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005     13

Statement of Operations

For the Six Months Ended February 28, 2005
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                       Interest ................................................                      $  18,217,802
                       Dividends from affiliates ...............................                              4,722
                                                                                                      -------------
                       Total income ............................................                         18,222,524
                                                                                                      -------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ................................    $   2,155,203
                       Commission fees .........................................          395,597
                       Accounting services .....................................          121,347
                       Transfer agent fees .....................................           43,787
                       Professional fees .......................................           27,501
                       Printing and shareholder reports ........................           22,788
                       Custodian fees ..........................................           20,250
                       Directors' fees and expenses ............................           16,707
                       Pricing fees ............................................           14,856
                       Listing fees ............................................           12,154
                       Other ...................................................           27,853
                                                                                    -------------
                       Total expenses before reimbursement and waiver ..........        2,858,043
                       Reimbursement and waiver of expenses ....................         (164,366)
                                                                                    -------------
                       Total expenses after reimbursement and waiver ...........                          2,693,677
                                                                                                      -------------
                       Investment income--net ..................................                         15,528,847
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .....................................          445,428
                          Futures contracts and swaps--net .....................       (3,698,837)       (3,253,409)
                                                                                    -------------
                       Change in unrealized appreciation (depreciation) on:
                          Investments--net .....................................        3,357,426
                          Futures contracts and swaps--net .....................        4,158,613         7,516,039
                                                                                    -------------------------------
                       Total realized and unrealized gain--net .................                          4,262,630
                                                                                                      -------------
===================================================================================================================
Dividends to Preferred Stock Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................                         (2,058,470)
                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ....                      $  17,733,007
                                                                                                      =============

      See Notes to Financial Statements.


14      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005

Statements of Changes in Net Assets

                                                                                      For the Six        For the
                                                                                     Months Ended       Year Ended
                                                                                     February 28,       August 31,
Increase (Decrease) in Net Assets:                                                       2005              2004
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................    $  15,528,847     $  32,292,063
                       Realized loss--net ......................................       (3,253,409)       (8,733,114)
                       Change in unrealized appreciation (depreciation)--net ...        7,516,039        14,608,114
                       Dividends to Preferred Stock shareholders ...............       (2,058,470)       (2,600,404)
                                                                                    -------------------------------
                       Net increase in net assets resulting from operations ....       17,733,007        35,566,659
                                                                                    -------------------------------
===================================================================================================================
Dividends to Common Stock Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................      (14,591,908)      (28,722,046)
                                                                                    -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ..............................      (14,591,908)      (28,722,046)
                                                                                    -------------------------------
===================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock .        3,141,099         6,844,613
                       Beginning of period .....................................      474,356,654       467,512,041
                                                                                    -------------------------------
                       End of period* ..........................................    $ 477,497,753     $ 474,356,654
                                                                                    ===============================
                          * Undistributed investment income--net ...............    $   6,572,261     $   7,693,792
                                                                                    ===============================

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005     15

Financial Highlights

                                                                    For the Six                  For the Year Ended
                                                                   Months Ended                      August 31,
The following per share data and ratios have been derived          February 28,    -----------------------------------------------
from information provided in the financial statements.                 2005          2004         2003         2002         2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period ............    $  15.41      $  15.19     $  15.66     $  15.78     $  14.19
                                                                     -------------------------------------------------------------
                Investment income--net** ........................         .50          1.05         1.09         1.07         1.12
                Realized and unrealized gain (loss)--net ........         .14           .18         (.58)        (.19)        1.52
                Dividends to Preferred Stock shareholders from
                 investment income--net .........................        (.07)         (.08)        (.08)        (.12)        (.27)
                Capital charge resulting from issuance of
                 Preferred Stock ................................          --            --           --           --           --@
                                                                     -------------------------------------------------------------
                Total from investment operations ................         .57          1.15          .43          .76         2.37
                                                                     -------------------------------------------------------------
                Less dividends to Common Stock shareholders from
                 investment income--net .........................        (.47)         (.93)        (.90)        (.88)        (.78)
                Capital charge resulting from issuance of Common
                 Stock ..........................................          --            --           --           --           --@
                                                                     -------------------------------------------------------------
                Net asset value, end of period ..................    $  15.51      $  15.41     $  15.19     $  15.66     $  15.78
                                                                     =============================================================
                Market price per share, end of period ...........    $  14.48      $  14.10     $  13.79     $  14.37     $  14.37
                                                                     =============================================================
==================================================================================================================================
Total Investment Return+
----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ..............        4.06%@@       8.36%        3.32%        5.68%       17.97%
                                                                     =============================================================
                Based on market price per share .................        6.17%@@       9.21%        2.22%        6.49%       20.75%
                                                                     =============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                Total expenses, net of reimbursement and waiver
                 excluding reorganization expenses*** ...........        1.14%*        1.14%        1.13%        1.16%        1.14%
                                                                     =============================================================
                Total expenses, excluding reorganization
                 expenses*** ....................................        1.21%*        1.21%        1.20%        1.23%        1.24%
                                                                     =============================================================
                Total expenses*** ...............................        1.21%*        1.21%        1.20%        1.26%        1.32%
                                                                     =============================================================
                Total investment income--net*** .................        6.56%*        6.80%        6.96%        7.01%        7.46%
                                                                     =============================================================
                Amount of dividends to Preferred Stock
                 shareholders ...................................         .87%*         .55%         .68%         .98%        2.22%
                                                                     =============================================================
                Investment income--net, to Common Stock
                 shareholders ...................................        5.69%*        6.25%        6.28%        6.03%        5.24%
                                                                     =============================================================


16      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005

Financial Highlights (concluded)

                                                                   For the Six                   For the Year Ended
                                                                   Months Ended                      August 31,
The following per share data and ratios have been derived          February 28,    -----------------------------------------------
from information provided in the financial statements.                 2005          2004         2003         2002         2001
==================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
----------------------------------------------------------------------------------------------------------------------------------
                Total expenses, net of reimbursement and waiver
                 excluding reorganization expenses ..............         .69%*         .68%         .68%         .70%         .68%
                                                                     =============================================================
                Total expenses, excluding reorganization expenses         .73%*         .73%         .73%         .74%         .74%
                                                                     =============================================================
                Total expenses ..................................         .73%*         .73%         .73%         .76%         .78%
                                                                     =============================================================
                Total investment income--net ....................        3.96%*        4.10%        4.22%        4.21%        4.41%
                                                                     =============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
                Dividends to Preferred Stock shareholders .......        1.33%*         .83%        1.05%        1.47%        3.21%
                                                                     =============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                Net assets applicable to Common Stock, end of
                 period (in thousands) ..........................    $477,498      $474,357     $467,512     $482,184     $485,790
                                                                     =============================================================
                Preferred Stock outstanding, end of period
                 (in thousands) .................................    $313,000      $313,000     $313,000     $313,000     $313,000
                                                                     =============================================================
                Portfolio turnover ..............................       11.71%        32.04%       59.02%       86.39%       94.03%
                                                                     =============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
                Asset coverage per $1,000 .......................    $  2,526      $  2,516     $  2,494     $  2,541     $  2,552
                                                                     =============================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
                Series A--Investment income--net ................    $    159      $    197     $    247     $    347     $    765
                                                                     =============================================================
                Series B--Investment income--net ................    $    145      $    182     $    236     $    348     $    784
                                                                     =============================================================
                Series C--Investment income--net ................    $    176      $    201     $    258     $    377     $    843
                                                                     =============================================================
                Series D--Investment income--net ................    $    174      $    238     $    287     $    391     $    842
                                                                     =============================================================
                Series E--Investment income--net ................    $    153      $    198     $    256     $    347     $    818
                                                                     =============================================================

*     Annualized.
**    Based on average shares outstanding.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005     17

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


18      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005

Notes to Financial Statements (concluded)

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended February 28, 2005, FAM earned fees of $2,155,203, of which $162,752 was waived. For the six months ended February 28, 2005, FAM reimbursed the Fund in the amount of $1,614.

For the six months ended February 28, 2005, the Fund reimbursed FAM $8,386 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2005 were $92,782,826 and $90,929,040, respectively.

4. Stock Transactions:

Common Stock

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The yields in effect at February 28, 2005 were as follows: Series A, 1.19%; Series B, 1.25%; Series C, 1.65%; Series D, 1.50%; and Series E, 1.25%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $153,974 as commissions.

5. Capital Loss Carryforward:

On August 31, 2004, the Fund had a net capital loss carryforward of $21,131,706 of which $566,530 expires in 2007; $3,509,287 expires in 2008 and $17,055,889 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.079000 per share on March 30, 2005 to shareholders of record on March 15, 2005.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005     19

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Portfolio Information as of February 28, 2005

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ............................................................    86.4%
AA/Aa ..............................................................     2.5
A/A ................................................................    10.6
Other* .............................................................     0.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


20      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005

Proxy Results

During the six-month period ended February 28, 2005, MuniHoldings New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted        Shares Withheld
                                                                                      For              From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:             Robert C. Doll, Jr.                 29,417,034             493,015
                                              Cynthia A. Montgomery               29,423,648             486,401
                                              Jean Margo Reid                     29,422,038             488,011
                                              Roscoe S. Suddarth                  29,402,643             507,406
                                              Edward D. Zinbarg                   29,416,490             493,559
--------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2005, MuniHoldings New York Insured Fund, Inc.'s Preferred Stock shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted        Shares Withheld
                                                                                      For              From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:    Robert C. Doll, Jr.                    12,271                 54
                                              Ronald W. Forbes                       12,270                 55
                                              Cynthia A. Montgomery                  12,271                 54
                                              Jean Margo Reid                        12,271                 54
                                              Roscoe S. Suddarth                     12,269                 56
                                              Richard R. West                        12,271                 54
                                              Edward D. Zinbarg                      12,271                 54
--------------------------------------------------------------------------------------------------------------------


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005     21

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MHN

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of MuniHoldings New York Insured Fund, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


22      MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIHOLDINGS NEW YORK INSURED FUND, INC.        FEBRUARY 28, 2005     23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings New York Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #HOLDNY -- 2/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings New York Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings New York Insured Fund, Inc.

Date: April 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings New York Insured Fund, Inc.

Date: April 22, 2005


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniHoldings New York Insured Fund, Inc.

Date: April 22, 2005